UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2026

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated (PSEG) was held on April 21, 2026. Proxies for the meeting were solicited by PSEG pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors. The advisory vote on executive compensation was approved.

The amendments to our Certificate of Incorporation and/or By-Laws to eliminate the:

•	supermajority voting requirements for certain business combinations,

•	supermajority voting requirements to remove a director without cause, and

•	supermajority voting requirement to make certain amendments to our By-Laws did not receive the required affirmative vote of 80% of the number of shares outstanding and eligible to vote and were not approved.

The proposal to increase the number of shares available under the PSEG Employee Stock Purchase Plan was approved.

The appointment of Deloitte & Touche LLP as PSEG’s independent auditor was ratified. Final results of the voting are provided below:

Proposal 1: Election of Directors

Terms expiring in 2027	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ralph A. LaRossa	342,785,952	18,172,399	590,268	55,768,373
Susan Tomasky	358,370,988	2,556,681	620,950	55,768,373
Willie A. Deese	355,253,887	5,627,395	667,337	55,768,373
Jamie M. Gentoso	359,866,169	1,017,999	664,451	55,768,373
Ricardo G. Pérez	357,219,352	3,582,012	747,255	55,768,373
Valerie A. Smith	348,050,745	12,843,203	654,671	55,768,373
Scott G. Stephenson	359,339,090	1,539,449	670,080	55,768,373
Laura A. Sugg	359,251,198	1,660,205	637,216	55,768,373
John P. Surma	353,715,427	6,891,453	941,739	55,768,373
Kenneth Y. Tanji	354,277,501	6,589,811	681,307	55,768,373
Geisha J. Williams	354,084,605	4,786,625	2,677,389	55,768,373

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on the Approval of Executive Compensation	336,301,839	23,221,869	2,024,911	55,768,373

Proposal 3(a):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirements for certain business combinations	356,602,256	3,733,495	1,212,868	55,768,373

Proposal 3(b):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation and By-Laws – to eliminate supermajority voting requirements to remove a director without cause	356,784,951	3,681,093	1,082,575	55,768,373

Proposal 3(c):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirement to make certain amendments to our By-Laws	356,336,085	4,111,952	1,100,582	55,768,373

Proposal 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of increase in number of shares available under the PSEG Employee Stock Purchase Plan	357,986,768	2,568,132	993,719	55,768,373

Proposal 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor for 2026	381,153,028	35,365,632	798,332	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: April 23, 2026

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